Invesco Global Health Care Fund                                   SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 72DD, 73A, 74U and 74V.

For period ending:  4/30/2015
File number :       811-05426
Series No.:         3

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                      $    --
       2   Dividends for a second class of open-end company shares
           (000's Omitted)
           Class Y                      $    10
           Investor Class               $    --

73A.       Payments per share outstanding during the entire current
           period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                      $    --
       2   Dividends for a second class of open-end company shares
           (form nnn.nnnn)
           Class Y                      $0.0146
           Investor Class               $    --

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                       22,534
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                          389
           Class C                        2,877
           Class Y                          842
           Investor Class                16,786

74V.   1   Net asset value per share (to nearest cent)
           Class A                      $ 45.98
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                      $ 35.39
           Class C                      $ 35.44
           Class Y                      $ 46.48
           Investor Class               $ 45.99

Invesco Developing Markets Fund                                   SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 72DD, 73A, 74U and 74V.

For period ending:  4/30/2015
File number :       811-05426
Series No.:         13

72DD.  1   Total income dividends for which record date passed
           during the period. (000's Omitted)
           Class A                $11,257
       2   Dividends for a second class of open-end company shares
           (000's Omitted)
           Class B                $    46
           Class C                $   227
           Class Y                $20,165
           Class R5               $ 9,884
           Class R6               $ 2,640

73A.       Payments per share outstanding during the entire current
           period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                $0.3316
       2   Dividends for a second class of open-end company shares
           (form nnn.nnnn)
           Class B                $0.0552
           Class C                $0.0552
           Class Y                $0.4331
           Class R5               $0.4818
           Class R6               $0.4892

74U.
       1   Number of shares outstanding (000's Omitted)
           Class A                 33,420
       2   Number of shares outstanding of a second class of
           open-end company shares (000's Omitted)
           Class B                    666
           Class C                  3,767
           Class Y                 47,205
           Class R5                16,747
           Class R6                 5,986

74V.
       1   Net asset value per share (to nearest cent)
           Class A                $ 31.07
       2   Net asset value per share of a second class of open-end
           company shares (to nearest cent)
           Class B                $ 30.25
           Class C                $ 30.21
           Class Y                $ 31.12
           Class R5               $ 31.08
           Class R6               $ 31.07

Invesco Endeavor Fund                                             SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 74U and 74V.

For period ending:  4/30/2015
File number :       811-05426
Series No.:         16

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                 8,732
      2   Number of shares outstanding of a second class of
          open-end company shares (000's Omitted)
          Class B                   192
          Class C                 2,718
          Class R                 1,563
          Class Y                 3,058
          Class R5                2,027
          Class R6                4,694

74V.  1   Net asset value per share (to nearest cent)
          Class A                $21.10
      2   Net asset value per share of a second class of open-end
          company shares (to nearest cent)
          Class B                $19.23
          Class C                $19.24
          Class R                $20.57
          Class Y                $21.48
          Class R5               $21.92
          Class R6               $21.96

Invesco Select Companies Fund                                     SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 74U and 74V.

For period ending:  4/30/2015
File number :       811-05426
Series No.:         18

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                 29,232
      2   Number of shares outstanding of a second class of
          open-end company shares (000's Omitted)
          Class B                    332
          Class C                  8,027
          Class R                  2,712
          Class Y                 11,152
          Class R5                 2,785

74V.  1   Net asset value per share (to nearest cent)
          Class A                $ 23.01
      2   Net asset value per share of a second class of open-end
          company shares (to nearest cent)
          Class B                $ 21.00
          Class C                $ 20.97
          Class R                $ 22.38
          Class Y                $ 23.28
          Class R5               $ 23.96

Invesco China Fund                                                SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 72DD, 73A, 74U and 74V.

For period ending:  4/30/2015
File number :       811-05426
Series No.:         19

72DD.  1   Total income dividends for which record date passed
           during the period. (000's Omitted)
           Class A                $   268
       2   Dividends for a second class of open-end company shares
           (000's Omitted)
           Class Y                $    26
           Class R5               $     1

73A.       Payments per share outstanding during the entire current
           period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                $0.0887
       2   Dividends for a second class of open-end company shares
           (form nnn.nnnn)
           Class Y                $0.1468
           Class R5               $0.1957

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                  2,919
       2   Number of shares outstanding of a second class of
           open-end company shares (000's Omitted)
           Class B                    194
           Class C                    754
           Class Y                    182
           Class R5                     3

74V.   1   Net asset value per share (to nearest cent)
           Class A                $ 24.35
       2   Net asset value per share of a second class of open-end
           company shares (to nearest cent)
           Class B                $ 23.66
           Class C                $ 23.62
           Class Y                $ 24.36
           Class R5               $ 24.37

Invesco International Total Return Fund                           SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 72DD, 73A, 74U and 74V.

For period ending:  4/30/2015
File number :       811-05426
Series No.:         21

72DD.  1   Total income dividends for which record date passed
           during the period. (000's Omitted)
           Class A                $   172
       2   Dividends for a second class of open-end company shares
           (000's Omitted)
           Class B                $     3
           Class C                $    11
           Class Y                $    22
           Class R5               $     0
           Class R6               $   105

73A.       Payments per share outstanding during the entire current
           period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                $0.0580
       2   Dividends for a second class of open-end company shares
           (form nnn.nnnn)
           Class B                $0.0192
           Class C                $0.0191
           Class Y                $0.0709
           Class R5               $0.0710
           Class R6               $0.0710

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                  2,841
       2   Number of shares outstanding of a second class of
           open-end company shares (000's Omitted)
           Class B                    117
           Class C                    525
           Class Y                    195
           Class R5                     0
           Class R6                 1,700

74V.   1   Net asset value per share (to nearest cent)
           Class A                $ 10.20
       2   Net asset value per share of a second class of open-end
           company shares (to nearest cent)
           Class B                $ 10.18
           Class C                $ 10.17
           Class Y                $ 10.19
           Class R5               $ 10.20
           Class R6               $ 10.20

Invesco Balanced-Risk Allocation Fund                             SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 72DD, 73A, 74U and 74V.

For period ending:  4/30/2015
File number :       811-05426
Series No.:         23

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                $ 56,655
       2   Dividends for a second class of open-end company shares
           (000's Omitted)
           Class B                $    243
           Class C                $ 22,929
           Class R                $    493
           Class Y                $ 81,503
           Class R5               $  4,180
           Class R6               $ 11,329

73A.       Payments per share outstanding during the entire current
           period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                $ 0.2453
       2   Dividends for a second class of open-end company shares
           (form nnn.nnnn)
           Class B                $ 0.1444
           Class C                $ 0.1444
           Class R                $ 0.2119
           Class Y                $ 0.2801
           Class R5               $ 0.2828
           Class R6               $ 0.2965

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                 241,057
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                   1,496
           Class C                 161,828
           Class R                   2,524
           Class Y                 297,475
           Class R5                 15,385
           Class R6                 38,730

74V.   1   Net asset value per share (to nearest cent)
           Class A                $  11.93
       2   Net asset value per share of a second class of open-end
           company shares (to nearest cent)
           Class B                $  11.53
           Class C                $  11.53
           Class R                $  11.78
           Class Y                $  12.06
           Class R5               $  12.06
           Class R6               $  12.07

Invesco Pacific Growth Fund                                       SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 72DD, 73A, 74U and 74V.

For period ending:  4/30/2015
File number :       811-05426
Series No.:         28

72DD.  1   Total income dividends for which record date passed
           during the period. (000's Omitted)
           Class A                $    82
       2   Dividends for a second class of open-end company shares
           (000's Omitted)
           Class Y                $    11

73A.       Payments per share outstanding during the entire current
           period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                $0.0278
       2   Dividends for a second class of open-end company shares
           (form nnn.nnnn)
           Class Y                $0.0896
           Class R5               $0.1289

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                  2,845
       2   Number of shares outstanding of a second class of
           open-end company shares (000's Omitted)
           Class B                     15
           Class C                    236
           Class R                     13
           Class Y                    173
           Class R5                     1

74V.   1   Net asset value per share (to nearest cent)
           Class A                $ 25.66
       2   Net asset value per share of a second class of open-end
           company shares (to nearest cent)
           Class B                $ 24.07
           Class C                $ 24.12
           Class R                $ 25.47
           Class Y                $ 26.03
           Class R5               $ 26.03

Invesco Emerging Market Local Currency Debt Fund                  SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 72DD, 73A, 74U and 74V.

For period ending:  4/30/2015
File number :       811-05426
Series No.:         40

72DD.  1   Total income dividends for which record date passed
           during the period. (000's Omitted)
           Class A                $   190
       2   Dividends for a second class of open-end company shares
           (000's Omitted)
           Class B                $     6
           Class C                $    35
           Class R                $    10
           Class Y                $    31
           Class R5               $     2
           Class R6               $   977

73A.       Payments per share outstanding during the entire current
           period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                $0.1854
       2   Dividends for a second class of open-end company shares
           (form nnn.nnnn)
           Class B                $0.1556
           Class C                $0.1558
           Class R                $0.1753
           Class Y                $0.1950
           Class R5               $0.1950
           Class R6               $0.1950

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                    989
       2   Number of shares outstanding of a second class of
           open-end company shares (000's Omitted)
           Class B                     53
           Class C                    220
           Class R                     56
           Class Y                     52
           Class R5                     3
           Class R6                 5,314

74V.   1   Net asset value per share (to nearest cent)
           Class A                $  7.71
       2   Net asset value per share of a second class of open-end
           company shares (to nearest cent)
           Class B                $  7.70
           Class C                $  7.71
           Class R                $  7.70
           Class Y                $  7.71
           Class R5               $  7.70
           Class R6               $  7.71

Invesco Balanced-Risk Commodity Strategy Fund                     SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 74U and 74V.

For period ending:  4/30/2015
File number :       811-05426
Series No.:         41

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                  5,539
      2   Number of shares outstanding of a second class of
          open-end company shares (000's Omitted)
          Class B                     51
          Class C                    429
          Class R                     53
          Class Y                 33,920
          Class R5                38,039
          Class R6                17,990

74V.  1   Net asset value per share (to nearest cent)
          Class A                $  7.37
      2   Net asset value per share of a second class of open-end
          company shares (to nearest cent)
          Class B                $  7.17
          Class C                $  7.16
          Class R                $  7.32
          Class Y                $  7.47
          Class R5               $  7.47
          Class R6               $  7.48

Invesco Emerging Markets Equity Fund                              SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 72DD, 73A, 74U and 74V.

For period ending:  4/30/2015
File number :       811-05426
Series No.:         42

72DD.  1   Total income dividends for which record date passed
           during the period. (000's Omitted)
           Class A                $    44
       2   Dividends for a second class of open-end company shares
           (000's Omitted)
           Class R                $     3
           Class Y                $    24
           Class R5               $     6
           Class R6               $    60

73A.       Payments per share outstanding during the entire current
           period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                $0.0317
       2   Dividends for a second class of open-end company shares
           (form nnn.nnnn)
           Class R                $0.0158
           Class Y                $0.0543
           Class R5               $0.0543
           Class R6               $0.0543

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                  1,549
       2   Number of shares outstanding of a second class of
           open-end company shares (000's Omitted)
           Class C                    387
           Class R                    168
           Class Y                    500
           Class R5                   135
           Class R6                 1,097

74V.   1   Net asset value per share (to nearest cent)
           Class A                $  7.68
       2   Net asset value per share of a second class of open-end
           company shares (to nearest cent)
           Class C                $  7.60
           Class R                $  7.65
           Class Y                $  7.67
           Class R5               $  7.68
           Class R6               $  7.68

Invesco Premium Income Fund                                       SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 72DD, 73A, 74U and 74V.

For period ending:  4/30/2015
File number :       811-05426
Series No.:         43

72DD.  1   Total income dividends for which record date passed
           during the period. (000's Omitted)
           Class A                $ 1,061
       2   Dividends for a second class of open-end company shares
           (000's Omitted)
           Class C                $   312
           Class R                $     3
           Class Y                $   305
           Class R5               $     1
           Class R6               $ 1,406

73A.       Payments per share outstanding during the entire current
           period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                $0.2473
       2   Dividends for a second class of open-end company shares
           (form nnn.nnnn)
           Class C                $0.2081
           Class R                $0.2342
           Class Y                $0.2604
           Class R5               $0.2604
           Class R6               $0.2604

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                  4,892
       2   Number of shares outstanding of a second class of
           open-end company shares (000's Omitted)
           Class C                  1,620
           Class R                     16
           Class Y                  1,544
           Class R5                     1
           Class R6                 5,911

74V.   1   Net asset value per share (to nearest cent)
           Class A                $ 10.50
       2   Net asset value per share of a second class of open-end
           company shares (to nearest cent)
           Class C                $ 10.49
           Class R                $ 10.49
           Class Y                $ 10.50
           Class R5               $ 10.50
           Class R6               $ 10.50

Invesco Global Markets Strategy Fund                              SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 72DD, 73A, 74U and 74V.

For period ending:  4/15/2015
File number :       811-05426
Series No.:         44

72DD.  1   Total income dividends for which record date passed
           during the period. (000's Omitted)
           Class A                $   101
       2   Dividends for a second class of open-end company shares
           (000's Omitted)
           Class C                $    82
           Class R                $    --
           Class Y                $   696
           Class R5               $    --
           Class R6               $ 2,024

73A.       Payments per share outstanding during the entire current
           period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                $0.1580
       2   Dividends for a second class of open-end company shares
           (form nnn.nnnn)
           Class C                $0.0778
           Class R                $0.1311
           Class Y                $0.1842
           Class R5               $0.1842
           Class R6               $0.1842

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                    803
       2   Number of shares outstanding of a second class of
           open-end company shares (000's Omitted)
           Class C                  1,080
           Class R                      2
           Class Y                  6,573
           Class R5                     1
           Class R6                10,850

74V.   1   Net asset value per share (to nearest cent)
           Class A                $ 10.01
       2   Net asset value per share of a second class of open-end
           company shares (to nearest cent)
           Class C                $  9.97
           Class R                $ 10.01
           Class Y                $ 10.03
           Class R5               $ 10.04
           Class R6               $ 10.03

Invesco All Cap Market Neutral Fund                               SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 74U and 74V.

For period ending:  4/30/2015
File number :       811-05426
Series No.:         45

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                   857
      2   Number of shares outstanding of a second class of
          open-end company shares (000's Omitted)
          Class C                   107
          Class R                    27
          Class Y                 1,119
          Class R5                   50
          Class R6                   59

74V.  1   Net asset value per share (to nearest cent)
          Class A                $10.21
      2   Net asset value per share of a second class of open-end
          company shares (to nearest cent)
          Class C                $10.11
          Class R                $10.18
          Class Y                $10.25
          Class R5               $10.25
          Class R6               $10.25

Invesco Global Market Neutral Fund                                SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 72DD, 73A, 74U and 74V.

For period ending:  4/30/2015
File number :       811-05426
Series No.:         46

72DD.  1   Total income dividends for which record date passed
           during the period. (000's Omitted)
           Class A                $    93
       2   Dividends for a second class of open-end company shares
           (000's Omitted)
           Class C                $     2
           Class R                $    --
           Class Y                $   140
           Class R5               $    13
           Class R6               $    12

73A.       Payments per share outstanding during the entire current
           period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                $0.1834
       2   Dividends for a second class of open-end company shares
           (form nnn.nnnn)
           Class C                $0.1618
           Class R                $0.1755
           Class Y                $0.2054
           Class R5               $0.2054
           Class R6               $0.2054

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                    570
       2   Number of shares outstanding of a second class of
           open-end company shares (000's Omitted)
           Class C                     53
           Class R                      1
           Class Y                  1,023
           Class R5                    50
           Class R6                    59

74V.   1   Net asset value per share (to nearest cent)
           Class A                $ 10.09
       2   Net asset value per share of a second class of open-end
           company shares (to nearest cent)
           Class C                $ 10.02
           Class R                $ 10.06
           Class Y                $ 10.10
           Class R5               $ 10.11
           Class R6               $ 10.11

Invesco Global Targeted Returns Fund                              SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 72DD, 73A, 74U and 74V.

For period ending:  4/30/2015
File number :       811-05426
Series No.:         47

72DD.  1   Total income dividends for which record date passed
           during the period. (000's Omitted)
           Class A                $    78
       2   Dividends for a second class of open-end company shares
           (000's Omitted)
           Class C                $     4
           Class R                $    --
           Class Y                $    99
           Class R5               $    16
           Class R6               $    54

73A.       Payments per share outstanding during the entire current
           period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                $0.0570
       2   Dividends for a second class of open-end company shares
           (form nnn.nnnn)
           Class C                $0.0489
           Class R                $0.0543
           Class Y                $0.0612
           Class R5               $0.0612
           Class R6               $0.0612

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                  2,288
       2   Number of shares outstanding of a second class of
           open-end company shares (000's Omitted)
           Class C                    345
           Class R                      1
           Class Y                  4,096
           Class R5                   130
           Class R6                   901

74V.   1   Net asset value per share (to nearest cent)
           Class A                $ 10.47
       2   Net asset value per share of a second class of open-end
           company shares (to nearest cent)
           Class C                $ 10.38
           Class R                $ 10.44
           Class Y                $ 10.51
           Class R5               $ 10.51
           Class R6               $ 10.50

Invesco Long/Short Equity Fund                                    SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 74U and 74V.

For period ending:  4/30/2015
File number :       811-05426
Series No.:         48

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                 1,142
      2   Number of shares outstanding of a second class of
          open-end company shares (000's Omitted)
          Class C                   243
          Class R                     3
          Class Y                   778
          Class R5                   50
          Class R6                   52

74V.  1   Net asset value per share (to nearest cent)
          Class A                $10.56
      2   Net asset value per share of a second class of open-end
          company shares (to nearest cent)
          Class C                $10.45
          Class R                $10.52
          Class Y                $10.60
          Class R5               $10.60
          Class R6               $10.60

Invesco Low Volatility Emerging Markets Fund                      SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 72DD, 73A, 74U and 74V.

For period ending:  4/30/2015
File number :       811-05426
Series No.:         49

72DD.  1   Total income dividends for which record date passed
           during the period. (000's Omitted)
           Class A                $    58
       2   Dividends for a second class of open-end company shares
           (000's Omitted)
           Class C                $     2
           Class R                $     1
           Class Y                $    51
           Class R5               $    17
           Class R6               $     5

73A.       Payments per share outstanding during the entire current
           period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                $0.3484
       2   Dividends for a second class of open-end company shares
           (form nnn.nnnn)
           Class C                $0.3134
           Class R                $0.3361
           Class Y                $0.3723
           Class R5               $0.3723
           Class R6               $0.3723

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                    191
       2   Number of shares outstanding of a second class of
           open-end company shares (000's Omitted)
           Class C                      9
           Class R                      3
           Class Y                    166
           Class R5                    15
           Class R6                    15

74V.   1   Net asset value per share (to nearest cent)
           Class A                $  9.87
       2   Net asset value per share of a second class of open-end
           company shares (to nearest cent)
           Class C                $  9.80
           Class R                $  9.85
           Class Y                $  9.88
           Class R5               $  9.88
           Class R6               $  9.88

Invesco Macro International Equity Fund                           SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 72DD, 73A, 74U and 74V.

For period ending:  4/30/2015
File number :       811-05426
Series No.:         50

72DD.  1   Total income dividends for which record date passed
           during the period. (000's Omitted)
           Class A                $    64
       2   Dividends for a second class of open-end company shares
           (000's Omitted)
           Class C                $    --
           Class R                $    --
           Class Y                $    68
           Class R5               $    20
           Class R6               $     8

73A.       Payments per share outstanding during the entire current
           period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                $0.1955
       2   Dividends for a second class of open-end company shares
           (form nnn.nnnn)
           Class C                $0.1525
           Class R                $0.1794
           Class Y                $0.2175
           Class R5               $0.2175
           Class R6               $0.2175

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                    342
       2   Number of shares outstanding of a second class of
           open-end company shares (000's Omitted)
           Class C                      7
           Class R                      1
           Class Y                    412
           Class R5                    35
           Class R6                    35

74V.   1   Net asset value per share (to nearest cent)
           Class A                $ 10.34
       2   Net asset value per share of a second class of open-end
           company shares (to nearest cent)
           Class C                $ 10.28
           Class R                $ 10.32
           Class Y                $ 10.35
           Class R5               $ 10.34
           Class R6               $ 10.35

Invesco Macro Long/Short Fund                                     SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 72DD, 73A, 74U and 74V.

For period ending:  4/30/2015
File number :       811-05426
Series No.:         51

72DD.  1   Total income dividends for which record date passed
           during the period. (000's Omitted)
           Class A                $    62
       2   Dividends for a second class of open-end company shares
           (000's Omitted)
           Class R                     --
           Class Y                $    74
           Class R5               $    15
           Class R6               $     9

73A.       Payments per share outstanding during the entire current
           period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                 0.1042
       2   Dividends for a second class of open-end company shares
           (form nnn.nnnn)
           Class R                 0.0824
           Class Y                 0.1262
           Class R5                0.1262
           Class R6                0.1262

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                    598
       2   Number of shares outstanding of a second class of
           open-end company shares (000's Omitted)
           Class C                      2
           Class R                      1
           Class Y                    662
           Class R5                    65
           Class R6                    72

74V.   1   Net asset value per share (to nearest cent)
           Class A                $ 10.19
       2   Net asset value per share of a second class of open-end
           company shares (to nearest cent)
           Class C                $ 10.20
           Class R                $ 10.18
           Class Y                $ 10.21
           Class R5               $ 10.21
           Class R6               $ 10.21

Invesco Global Infrastructure Fund                                SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 72DD, 73A, 74U and 74V.

For period ending:  4/30/2015
File number :       811-05426
Series No.:         52

72DD.  1   Total income dividends for which record date passed
           during the period. (000's Omitted)
           Class A                $    38
       2   Dividends for a second class of open-end company shares
           (000's Omitted)
           Class C                $     2
           Class R                $    --
           Class Y                $    36
           Class R5               $    --
           Class R6               $     1

73A.       Payments per share outstanding during the entire current
           period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                $0.1445
       2   Dividends for a second class of open-end company shares
           (form nnn.nnnn)
           Class C                $0.1055
           Class R                $0.1315
           Class Y                $0.1575
           Class R5               $0.1575
           Class R6               $0.1575

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                    303
       2   Number of shares outstanding of a second class of
           open-end company shares (000's Omitted)
           Class C                     33
           Class R                      1
           Class Y                    320
           Class R5                     1
           Class R6                     5

74V.   1   Net asset value per share (to nearest cent)
           Class A                $ 10.66
       2   Net asset value per share of a second class of open-end
           company shares (to nearest cent)
           Class C                $ 10.64
           Class R                $ 10.65
           Class Y                $ 10.67
           Class R5               $ 10.67
           Class R6               $ 10.66

Invesco Strategic Income Fund                                     SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 72DD, 73A, 74U and 74V.

For period ending:  4/30/2015
File number :       811-05426
Series No.:         53

72DD.  1   Total income dividends for which record date passed
           during the period. (000's Omitted)
           Class A                $   278
       2   Dividends for a second class of open-end company shares
           (000's Omitted)
           Class C                $    17
           Class R                $     1
           Class Y                $   252
           Class R5               $    --
           Class R6               $    --

73A.       Payments per share outstanding during the entire current
           period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                $0.1834
       2   Dividends for a second class of open-end company shares
           (form nnn.nnnn)
           Class C                $0.1460
           Class R                $0.1711
           Class Y                $0.1960
           Class R5               $0.1960
           Class R6               $0.1960

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                  1,633
       2   Number of shares outstanding of a second class of
           open-end company shares (000's Omitted)
           Class C                    152
           Class R                      7
           Class Y                  1,284
           Class R5                     1
           Class R6                     1

74V.   1   Net asset value per share (to nearest cent)
           Class A                $  9.92
       2   Net asset value per share of a second class of open-end
           company shares (to nearest cent)
           Class C                $  9.92
           Class R                $  9.92
           Class Y                $  9.93
           Class R5               $  9.93
           Class R6               $  9.93

Invesco MLP Fund                                                  SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 72DD, 73A, 74U and 74V.

For period ending:  4/30/2015
File number :       811-05426
Series No.:         55

72DD.  1   Total income dividends for which record date passed
           during the period. (000's Omitted)
           Class A                     39
       2   Dividends for a second class of open-end company shares
           (000's Omitted)
           Class C                      7
           Class R                      0
           Class Y                     35
           Class R5                     0
           Class R6                     0

73A.       Payments per share outstanding during the entire current
           period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                $0.1496
       2   Dividends for a second class of open-end company shares
           (form nnn.nnnn)
           Class C                $0.1175
           Class R                $0.1390
           Class Y                $0.1603
           Class R5               $0.1603
           Class R6               $0.1603

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                    316
       2   Number of shares outstanding of a second class of
           open-end company shares (000's Omitted)
           Class C                     28
           Class R                      3
           Class Y                    281
           Class R5                     1
           Class R6                     1

74V.   1   Net asset value per share (to nearest cent)
           Class A                $  8.68
       2   Net asset value per share of a second class of open-end
           company shares (to nearest cent)
           Class C                $  8.67
           Class R                $  8.68
           Class Y                $  8.68
           Class R5               $  8.68
           Class R6               $  8.68

Invesco Unconstrained Bond Fund                                   SUB-ITEM 77Q3

Due to the restrictions in the format of Form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for Items 72DD, 73A, 74U and 74V.

For period ending:  4/30/2015
File number :       811-05426
Series No.:         54

72DD.  1   Total income dividends for which record date passed
           during the period. (000's Omitted)
           Class A                $   189
       2   Dividends for a second class of open-end company shares
           (000's Omitted)
           Class C                $     1
           Class R                $     0
           Class Y                $   203
           Class R5               $     0
           Class R6               $     0

73A.       Payments per share outstanding during the entire current
           period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                $0.1505
       2   Dividends for a second class of open-end company shares
           (form nnn.nnnn)
           Class C                $0.1192
           Class R                $0.1400
           Class Y                $0.1610
           Class R5               $0.1610
           Class R6               $0.1610

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                  1,269
       2   Number of shares outstanding of a second class of
           open-end company shares (000's Omitted)
           Class C                      6
           Class R                      1
           Class Y                  1,280
           Class R5                     1
           Class R6                     1

74V.   1   Net asset value per share (to nearest cent)
           Class A                $ 10.03
       2   Net asset value per share of a second class of open-end
           company shares (to nearest cent)
           Class C                $ 10.02
           Class R                $ 10.03
           Class Y                $ 10.04
           Class R5               $ 10.04
           Class R6               $ 10.04